Exhibit 10.25


                                      LEASE

         THIS LEASE entered into this 15th day of September 1996, by and between BUSINESS ENTERPRISE OF PINELLAS LIMITED (hereinafter called "Owner") and MANSUR INDUSTRIES, INC. (hereinafter called "Tenant"), whose address is 8425 S.W. 129th Terrace, Miami, Florida 33156.

                              W I T N E S S E T H:

         Article 1. - GRANT AND TERM

         1.1 LEASED PREMISES. In consideration of the rents, covenants, and agreements herein set forth, Owner hereby leases to Tenant and Tenant hereby rents from Owner those certain premises containing approximately 1692 square feet of space MOL (hereinafter referred to as "Leased Premises"), located at 6561 44th Street North, Building 3, Unit 3004, Pinellas Park, Florida 33781.

         1.2  USE OF COMMON AREAS. In addition to the Leased Premises,
Tenant shall have the right of nonexclusive use, in common with others, of the hereinafter defined Common Area subject to this lease and to reasonable rules and regulation for use thereof as prescribed from time to time by Owner.

         1.3 QUIET ENJOYMENT. Tenant shall have the right to quiet enjoyment of the Leased Premises subject to the terms, conditions, and covenants of this lease.

         1.4 TERM. The initial Term shall be for a period of two (2) lease years and one-half lease month, as hereinafter defined plus the part of a month, if any, from the date of commencement of the term to the first day of the first full calendar month in the term. Commencement date will be September 15, 1996.

         Article 2. - RENT

         2.1 BASIC RENT. Tenant agrees to pay to Owner as basic rent for the Premises, the sum of Twelve-thousand, nine-hundred, eighty-two and 50/100 Dollars ($12,982.50), payable $525.00 per month plus seven (7%) percent sales tax for a total monthly payment of $561.75 for year one and $535.00 per month plus seven (7%) sales tax for a total monthly payment of $572.45 for year two. Rent shall be due and payable on the first day of cash calendar month without demand, setoff, or deduction whatsoever, (except as herein provided) at the office of the Owner designated for notices. If the term shall commence upon a day other than the first day of a calendar month, then the rent payable in advance for such fraction of a month until the beginning of the first lease year shall be the monthly rent prorated on a daily basis. Tenant is to pay all utility charges attributable to its Premises, including all electricity, water and telephone charges.

         2.2  PAST DUE RENT. If the Tenant shall fail to pay within five
(5) days after the same is due and payable, any rent or other amounts or charges provided for in this lease, there shall

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become due and payable in additional rent, an amount equal to ten percent (10%)
of the amount past due to cover the Owner's additional costs in handling delinquent charges.

         Article 3. - CONDUCT OF BUSINESS BY TENANT

         3.1 USE OF PREMISES. The Leased Premises shall be used by Tenant solely for the purpose of conducting therein a business of storage, distribution and light manufacturing of recycling parts washers. NO OUTSIDE STORAGE. Tenant shall not suffer or permit all or any part of the Leased Premises to be used for any other business or purpose or by any other person without the prior written consent of Owner.

         3.2 GOVERNMENTAL REGULATION. Tenant, at its expense, shall comply with all federal, state, and local laws, ordinances, orders, rules, regulations, all agreements and covenants of public record pertaining to any of the entire Premises now or hereafter in force, and all recommendations of the Fire Underwriters Rating Bureau, with respect to the use or occupancy of the Leased Premises by Tenant; however, Tenant shall not be required to effect any structural nature by reason of any such laws, ordinances, rules, regulations, covenants, or agreements, unless the conditions constituting a violation of any such provisions were created by improvements to or use of the Leased Premises by Tenant.

In the event that Tenant's use of said premises constitutes a violation of any Federal, State or Local laws, ordinances, orders, rules, regulations, agreements and covenants of public record pertaining to any of or the entire premises now or hereafter in force, then in such event such violation, after notice duly given and if not cured within thirty (30) days, shall constitute a default hereunder.

         3.3 WASTE OR NUISANCE. Tenant shall not commit or suffer to be committed any waste upon the Leased Premises or the Entire Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant of the building or surrounding property owners. In the event that tenants use of said leased premises constitutes any waste upon the leased premises or the entire premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant of the building or surrounding property owners, then in such event such violation after notice duly given shall be cured and corrected at Tenant's sole expense to Landlord's reasonable satisfaction, and if not cured within thirty days, shall constitute a default hereunder.

         Article 4.  - SECURITY

         4.1 AMOUNT AND USE OF DEPOSIT. At the commencement of the term of this lease, Tenant shall pay to Owner the sum of Five hundred, twenty-five and 00/100 ($525.00) Dollars as security for the performance by Tenant of all of the terms, covenants and conditions of this lease by said Tenant to be kept and performed during the term hereof, and shall be held without liability for interest. If at any time during the term of this lease, any of the rent herein reserved or any other sum payable by Tenant to Owner hereunder shall be overdue and unpaid, then Owner may, at its option, apply all or any portion of said deposit to the payment of such overdue rent or other sum. In the event the deposit or any portion thereof is so applied, Tenant shall, after written

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request by Owner, remit to Owner a sufficient amount in cash to restore said security to the original sum deposited and Tenant's failure to do so within five
(5) days after receipt shall constitute a breach of this lease. The deposit or any unexpended balance thereof shall be returned in full to Tenant upon the expiration of this lease or the earlier termination hereof.

         Article 5. -  CONTROL AND USE OF COMMON AREAS

         5.1 DESCRIPTION OF COMMON AREAS. Common Areas are all those areas and facilities including parking areas, driveways, sidewalks, landscaped areas, utility and drainage systems, utility rooms, hallways and improvements provided by the Owner for the general use, in common, of tenants, their officers, agents, employees, customers, or persons having business with tenants.

         5.2 CONTROL OF COMMON AREAS BY OWNER. Common Areas are subject to the exclusive control and management of Owner, who shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to their use. Owner shall have the right to construct, maintain and operate lighting, refuse storage or removal, parking and other facilities, to restrict parking, to discourage parking by persons not having business with tenants, to temporarily close Common Areas, to close all or any portion of said areas or facilities to such extent as may, in the opinion of Owner's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein, and to do and perform such other acts in and to said areas and improvements as, in the exercise of good business judgment, the Owner shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants and persons having business with tenants. The rights accruing to Owner pursuant to this section shall not imply any obligation on Owner to exercise them. Owner will operate and maintain the Common Areas to the extent that it, in its sole discretion, shall determine from time to time.

         Article 6. - MAINTENANCE OF LEASED PREMISES

         6.1 MAINTENANCE BY TENANT. Tenant shall at all times keep the Leased Premises, (including exterior entrances, and all glass and windows), all floors, and all partitions, doors (including overhead doors), fixtures, equipment and appurtenances thereto, (including lighting, heating, plumbing fixtures and air conditioning equipment), in good order and repair, and in a clean and sanitary condition, and shall make all necessary repairs, ordinary and extraordinary, foreseen and unforeseen, including all necessary replacements, alterations, additions and betterments, using material and equipment of like kind and quality to the original improvements.

         If Tenant fails to repair property as required hereunder and to the reasonable satisfaction of Owner as soon as is reasonably possible, after written request, Owner shall hereby have the right to enter the Leased Premises as is necessary to effect repairs and to make such repairs at Tenant's expense, without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to Tenant's business by reason thereof except for owner negligence in performing its obligation under this Lease, and upon completion thereof, Tenant shall pay as additional rent Owner's costs for making such repairs, plus twenty percent (20%) for overhead, upon presentation of the bill therefore, which shall be conclusive evidence of the amount of such cost.
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         6.2  MAINTENANCE OF BUILDING. Owner shall keep and maintain the structure and exterior walls, roof of the building and sprinkler system except such portion Tenant has altered, and the Common Areas in good order, condition provided that if Owner is required to make repairs to structure or exterior or Tenant walls, or roof portions of the building by reason of Tenant's negligent act or omission to act, or if the presence of waste or rubbish in the Common Areas is caused by Tenant, its officers, agents, employees or invitees, Owner may charge the cost of such repairs or the removal of such waste or rubbish to the Tenant, which charge shall thereafter become due and payable as additional rent.

         Upon the expiration of the tenancy hereby created, Tenant shall surrender the Leased Premises in the same condition as existing upon delivery of possession thereof under this lease, reasonable wear and tear and damage by unavoidable casualty excepted, and shall surrender all keys for the Leased Premises to Owner at its place then fixed for the payment of rent. Tenant shall remove all its trade fixtures, and any alterations or improvements which have not become the property of the Owner pursuant to Section 7.2 hereof, before surrendering the Premises as aforesaid and shall repair any damage to the Leased Premises or building caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or termination of the term of this lease.

         6.3  RULES AND REGULATIONS. The Rules and Regulations adopted by
Owner are hereby made a part of this lease, and Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this lease in the manner as if the same were contained herein as covenants. Owner reserves the right from time to time to add to, amend, or supplement said rules and regulations. Any such Rules and Regulations and amendments and supplements shall be given to Tenant in writing and Tenant agrees thereupon to comply therewith, provided the same shall apply uniformly to all Tenants of the building.

         Article 7. - FIXTURES, ALTERATIONS, REPLACEMENTS, IMPROVEMENTS

         7.1 APPROVAL BY OWNER. Tenant shall not, without the prior written approval of Owner, install or permit to be installed any fixture or improvement or make any alterations, replacement or repair upon the Leased Premises or building, including signs, HVAC systems, electrical apparatus, or cutting or drilling into any part of the Leased Premises or building or securing any fixtures, apparatus or equipment of any kind to any part of the Leased Premises or building. Tenant shall present to Owner plans and specifications for such work at the time approval is sought, and when approval is granted, shall cause all work to be done according to said plans and specifications, in compliance with all codes, ordinances, rules and regulations of any authority, and in a neat and workmanlike manner. The cost of repair of any damage resulting from any such approved work shall be borne by Tenant.

         7.2 OWNERSHIP OF IMPROVEMENTS. All alterations, heating and air conditioning systems, replacements and improvements permanently affixed to the Leased Premises by Tenant shall become the property of the Owner upon termination of this Lease or any extension or renewal and shall remain on the Leased Premises in absence of a written agreement of the Owner to the contrary. Upon expiration of this Lease, or any renewal term thereof, any property belonging to
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the Tenant, which the tenant has failed to remove from the Leased Premises shall forthwith become the property of the Owner and Tenant shall be liable for the cost of removal thereof.

         7.3 TENANT SHALL DISCHARGE ALL LIENS. Tenant shall promptly pay all contractors and materialmen working on the Leased Premises on his account, so as to minimize the possibility of a lien attaching to any of the Entire Premises. Should any such lien be made or filed, Tenant shall notify Owner immediately and bond against or discharge the same within ten (10) days after such lien is made or filed.

         Article 8. - EXTERIOR APPEARANCE

         8.1 CONTROL BY OWNER. The exclusive right is reserved to the Owner to control the exterior appearance of the Entire Premises, including but not limited to all signs, decoration, lettering and advertising visible from the exterior of the building, (including those on the interior or on windows or doors), shades, awnings, window coverings, exterior or interior lights, antennae, canopies, or anything whatsoever affecting the visual appearance of the building. Tenant will not place or suffer to be placed or maintained any item of any kind on or in any of the Entire Premises affecting the exterior appearance of the building of common areas without first obtaining Owner's written approval and consent. Tenant further agrees to maintain any said item as may be approved in good condition and repair at all times.

         Article 9. - INSURANCE AND INDEMNITY

         9.1 LIABILITY INSURANCE. Tenant will keep in force at its own expense throughout the term of this lease, public liability insurance with respect to the Leased Premises and business operated by Tenant in such companies and in such form as are acceptable to Owner with minimum limits with respect to bodily injury of One Hundred Thousand Dollars ($100,000) per person, and Three Hundred Thousand Dollars ($300,000) per accident or occurrence, and with respect to property damage, Fifty Thousand Dollars ($50,000). Tenant will have all such public liability policies endorsed to show the Owner as an additional insured with respect to occurrences upon the Leased Premises. The Tenant's insurance policy will further provide for at least thirty (30) days notice to Owner before substantial reduction of policy limits, cancellation, or any other policy changes adverse to the Owner's interests. Tenant will furnish Owner with a copy of policy or policies of such insurance or certificates thereof, within ten (10) days of a request therefor by Owner. If Tenant shall not comply with the provision of this Section 9.1, Owner may at its option, cause insurance as aforesaid to be issued, and in such event, Tenant agrees to pay the premium for such insurance promptly upon Owner's demand. Nothing herein contained shall require the Owner to be liable for any loss occasioned by fire or other casualty to personal property or fixtures of the Tenant, its agents, employees, assignees, subleases, bailors, invitees or of any other person, firm or corporation upon any part of the Leased Premises.

         9.2 INCREASE IN FIRE OR CASUALTY INSURANCE PREMIUM. In the event Tenant's occupance causes any increase of premium for the fire, extended coverage, or other casualty or liability insurance on the building or any part thereof above, the rate for the least hazardous type of occupancy legally permitted in the Leased Premises, the Tenant shall pay the additional premiums on the casualty or liability insurance policies by reason thereof. The Tenant shall also pay in such event its prorata share of any additional premium on the rent insurance policy that may be carried

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by the Owner for its protection against rent loss through casualty. Bills for such additional premiums shall be rendered by Owner to Tenant at such times as Owner may elect, shall be due from and payable by Tenant when rendered, and the amount thereof shall be paid as additional rent.

         9.3 INDEMNITY BY TENANT. Tenant shall indemnify, save harmless and defend Owner from and against any and all suits, claims, actions, damages, liability and expense, including reasonable attorneys' fees in connection with loss of life, personal injury and/or damage to property arising from or out of the occupancy or use by Tenant of the Entire Premises or any part thereof or occasioned wholly or in part by any act or omission of Tenant, its officers, agents, servants, contractors or employees.

         9.4 EMPLOYER'S LIABILITY INSURANCE. Tenant shall, throughout the term of this lease or any renewal thereof, maintain such workmen's compensation or employer's liability insurance as may be required by law and shall indemnify and hold harmless the Owner against loss, claim or demand of employees, agents, contractors and subcontractors of the Tenant.

         Article 10. - ASSIGNMENT AND SUBLETTING

         10.1 CONSENT REQUIRED. Tenant shall not sell, assign, sublease, or in any manner transfer this Lease or any estate or interest therein, nor rent the leased premises or any part or parts thereof, nor grant any license or concessions therein, without the prior written consent of Owner, which shall not be unreasonably withheld.

         Notwithstanding consent, such assignment or subletting shall not relieve Tenant of any obligations imposed on him under the terms and conditions of the written Lease, and Tenant shall remain primarily liable for rent for the balance of the term. Owner's rights to sell, assign, or otherwise transfer this Lease are and shall remain unqualified.

         Article 11. -  DEFAULT OF TENANT

         11.1 RIGHT TO RE-ENTER. In the event of any failure of Tenant to pay any rental due hereunder within ten (10) days after the same shall be due, or any failure to perform any other of the terms, conditions or covenants of this lease to be observed or performed by Tenant for more than fifteen (15) days after written notice of such default shall have been given to Tenant, or if Tenant or any guarantor of this lease shall become bankrupt or insolvent or file any debtor proceedings or take or have taken against Tenant of this lease in any court pursuant to any statute either of the United States or any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee or all or a portion of Tenant's or any such guarantor's property, or if Tenant or any such guarantor makes any assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Tenant shall abandon said Leased Premises or suffer this lease to be taken under any writ of execution, the Owner, besides other right or remedies it may have, shall have then immediate right to re-enter and may remove all persons and property from the Leased Premises and such property may be removed and stored in public warehouse or elsewhere at the cost of and for the account of Tenant, all without service

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of notice or resort to legal process and without being guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

         11.2 LEGAL EXPENSES. In case suit be brought for recovery of possession of the Leased Premises, for the recovery of rent or any other amount due under the provisions of this lease, or because of the breach of any other covenant herein contained on the part of the Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Owner all expenses incurred therefor, including reasonable attorneys fees and attorney's fees on appeal.

         Article 12. - ACCESS BY OWNER

         12.1 RIGHT OF ENTRY - Owner or Owner's agents shall have the right to enter the Leased Premises during business hours and during emergencies to examine the same and to show them to prospective purchasers of the building, and to make such repairs, alterations, improvements or additions to the building as Owner may deem necessary or desirable, and Owner shall be allowed to take all material into and upon said Premises that may be required therefor without the same constituting an eviction of tenant in whole or in part and the rent reserved shall abate pro-rata according to the diminution of tenants use of said Leases Premises while said repairs, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. During the 30-day period prior to the expiration of the term of this lease or any renewal term, Owner may exhibit the Leased premises to prospective tenants during reasonable business hours, and place upon the Premises the usual "For Rent" notices, which notices Tenant shall permit to remain thereon without molestation. If Tenant shall not be personally present to open and permit an entry into said Leased Premises during business hours or when, for any reason an entry therein shall be necessary or permissible, Owner or Owner's agents may enter the same by master key, or may forcibly enter the same, without rendering Owner or agents liable therefor and without in any manner affecting the obligations and covenants of this lease. Nothing herein contained, however, shall be deemed or construed to impose upon Owner any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the building or any part thereof; except as otherwise herein specifically provided.

         Article 13. - TENANT'S PROPERTY.

         13.1 TAXES ON TENANT'S LEASEHOLD - Tenant shall be responsible for and shall pay before delinquency, all municipal, county, state, and federal taxes assessed during the term of this lease against personal property of any kind, owned by or placed in, upon or about the Leased Premises by the Tenant.

         13.2 LOSS AND DAMAGE - Owner shall not be liable for any damage to property of Tenant or others located on the Leased Premises, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Owner shall not be liable to Tenant for and Tenant shall hold Owner harmless from and indemnify Owner against any claims arising from injury to or death of person or damage to property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, flood, air pollution, rain or leaks from any part of the Leased Premises or from the pipes, appliances or plumbing works or by dampness or by any other cause of whatever nature. Owner shall not be liable to Tenant for such damage caused by other tenants or person in the Leased

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Premises, occupants of any of the Entire Premises or adjacent property, or the public or caused by operations in construction of any private, public or quasipublic work unless such damage shall be caused by the willful act or gross neglect of Owner.

         13.3  NOTICE BY TENANT - Tenant shall give immediate notice to
Owner in case of fire or other casualty or accidents in the Leased Premises or in the building, or of defects therein or in any fixtures or equipment.

         Article 14. - HOLDING OVER, SUCCESSORS.

         14.1 HOLDING OVER - This lease and the tenancy hereby created shall cease and terminate at the end of the original term hereof, or any extension or renewal thereof, without the necessity of any notice from either Owner or Tenant to terminate the same, and Tenant hereby waives notice to vacate the premises and agrees that Owner shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of premises from a Tenant holding over to the same extent as if statutory notice had been given.

         Any holding over after the expiration of the term hereof, with the consent of the Owner, shall be construed to be a tenancy from month to month at a rent five percent (5%) greater than the basic, added and additional rent herein specified, (prorated on a monthly basis) and shall otherwise be on the terms and conditions herein specified, so far as applicable.

         14.2 SUCCESSORS - All rights and liabilities herein given to or imposed upon, the parties hereto shall insure to the benefit of and be binding upon their respective heirs, executors, administrators, successors and assigns, and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall insure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Owner in writing as provided elsewhere in this lease.

         Article 15. - CONDEMNATION.

         15.1 CONDEMNATION - If during the term of this lease or any renewal thereof, the whole of the Leased Premises of such a portion thereof as will make these Leased Premises unusable for the purpose leased, be condemned or taken in any manner for public use, then in either event the term hereby granted shall cease and come to an end as of the date of the vesting of title in such public authority. The Owner shall be entitled to the entire award for such taking except for any claim of the Tenant for injury, damage or destruction of Tenant's business accomplished by such taking. If a portion of the Leased Premises unusable for the purposed lease, this lease will not be terminated but shall continue. In no event shall Owner be liable to Tenant for any business interruption, diminution in use or for any value of any unexpired term of this lease.

         Article 16. - MISCELLANEOUS.

         16.1 WAIVER - The waiver by Owner of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Owner shall not be deemed to be A waiver of any

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previous breach by Tenant of any term, covenant, or condition of this lease, other than the failure of the Tenant to pay the particular rental so accepted, whether or not Owner had knowledge of such previous breach at the time of acceptance of such rent. No covenant, term or condition of this lease shall be deemed to have been waived by Owner, unless Owner waives the same in writing.

         16.2 ACCORD AND SATISFACTION - No payment by Tenant or receipt by Owner of an amount less tan the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or in any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy provided in this lease.

         16.3 ENTIRE AGREEMENT - This lease and the Riders attached hereto and forming a part hereof set forth all the covenants, promises, agreements, conditions and understandings between Owner and Tenant concerning the Leased Premises and there are no covenants, promises, agreements, conditions, or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration amendment, change or addition to this lease shall be binding upon Owner or Tenant unless reduced to writing and signed by them.

         16.4 NOTICES - Any notice, demand, request, or other instrument which may be or is required to be given under this lease shall be delivered in person or sent by United States certified mail postage prepaid, return receipt requested, and shall be addressed (a) if to Tenant, at the Leased Premises or at such other address as the Tenant shall designate by written notice and, (b) if to Owner, RYON & ASSOCIATES, INC., 2203 NORTH LOIS AVENUE, SUITE 704, TAMPA, FLORIDA 33607 or at such other address as Owner may designate by written notice.

         16.5 CAPTIONS, AND SECTION NUMBERS - The captions, section numbers and article numbers and an index appearing in this lease are inserted only as a matter of convenience and in no way define, limit, constitute or describe the scope of intent of such sections or articles of this lease nor in any way affect this lease.

         16.6 TENANT DEFINED, USE OF PRONOUN - The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as Tenant herein, be the same one or more, and if there shall be more than one such person or party, any notice required or permitted by the terms of this lease may be given by or to any one thereof. The use of the neuter singular pronoun to refer to Owner or Tenant shall be deemed a proper reference even though Owner or Tenant may be an individual, a partnership, a corporation or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this lease apply in the plural sense where there is more than one Owner or Tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

         16.7 PARTIAL INVALIDITY - Of any term, covenant, or condition of this lease, the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the

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remainder of this lease or the application of such terms, covenants or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this lease shall be valid and be enforced to the fullest extent permitted by law.

         16.8 FLORIDA LAWS TO GOVERN - This lease shall be construed according to the laws of the State of Florida.


         16.9 INTEREST OF MORTGAGE - Tenant understands and agrees that this Lease shall be subject and subordinate to any mortgage. This provision shall be self-operative but Tenant will execute and deliver any additional instruments which may be required by the holder of the Mortgage to evidence such subordination.

         16.10 SPECIFIC PERFORMANCE OF LEASE - Owner shall have the right to enforce Tenant's specific performance of each and every covenant, condition and other provision of this lease.

         16.11 WAIVER OF RIGHT OF REDEMPTION - Tenant hereby waives all right of redemption to which Tenant or any person under Tenant might be entitled by any law nor or hereafter in force.

         16.12 OTHER REMEDIES - Owner's pursuit of any remedy hereunder are in addition to any other remedy allowed by law or in equity and shall not preclude the pursuit of any other remedies herein provided.

         Article 17. - DESTRUCTION OF PREMISES

         17.1 TOTAL DESTRUCTION - If the Leased Premises are substantially or totally destroyed by fire or other casualty, both the Tenant and Owner shall have the option of terminating this lease upon thirty (30) days written notice.

         17.2 PARTIAL DESTRUCTION - If such Leased Premises are partially damaged by fire or other casualty, the rents shall be prorated accordingly during the term the Premises are untenable, and the Owner shall have an option to determine whether to undertake to rebuild the premises or terminate this lease within thirty (30) days after said event, by written notice to Tenant.

         17.3 The Owner shall not be liable for any inconvenience or interruption of business of the Tenant occasioned by fire or other casualty.

         Article 18. - ESTOPPEL CERTIFICATES - Tenant hereby covenants and agrees that it shall, without charge, and at any time from time to time within ten (10) days after request by Owner, deliver a written instrument to Owner or to any person, firm or corporation specified by Owner, which written instrument shall state the following information:

         (a) That this lease is unmodified and in full force and effect, or if there have been any modifications, that the same is in full force and effect as so modified, and identifying any such modifications;

         (b) Whether there are any existing defaults by Owner with respect to the terms of this lease known to Tenant, and if any such defaults are known, specifying the same;

         (c) The dates to which rental and all other charges under this lease have been paid.

         Article 19. - AD VALOREM TAX INCREASE - In the event there is any increased during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation, Lessee shall pay to Lessor upon presentation of paid tax bills an amount equal to the Pro Rata % of the increase in taxes upon the land and building in which the leased premises are situated. In the event that such taxes are assessed for a tax year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year.

         IN WITNESS WHEREOF, Owner and Tenant have signed and sealed this lease as of the day and year first above written.

WITNESSES:                                 OWNER

____________________________________       BUSINESS ENTERPRISE OF

                                           PINELLAS LIMITED

____________________________________       By:________________________________

As to Owner                                TENANT

                                           MANSUR INDUSTRIES, INC.

____________________________________       By:________________________________

____________________________________       By:________________________________

As to Tenant

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

                            ENTERPRISE BUSINESS PARK

                              RULES AND REGULATIONS

                              AS OF AUGUST 12, 1994

1) Tenant is to park only in parking spaces directly in front of their leased unit.

2)  No pets of any kind allowed on the premises.

3) No outside storage will be permitted. This includes non-conforming vehicles.

4)  No dumping of any kind in the business park dumpster.

5) The usage of the lake is prohibited for swimming, fishing, littering and social gatherings.

===============================================================================
                 These rules are subject to change at any time.
===============================================================================


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